GOALTENDER ETF Ticker Symbol: GTND Listed on NYSE Arca, Inc.	SUMMARY PROSPECTUS May 10, 2026 https://www.ritholtzetfs.com/

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated May 10, 2026 , as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://www.ritholtzetfs.com/. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Goaltender ETF (the “Fund”) seeks to achieve long-term capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[1]	0.06%
Total Annual Fund Operating Expenses	0.46%
1 Other Expenses and Acquired Fund Fees and Expenses (“AFFE”) are estimated for the current fiscal year. AFFE are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies.

EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$47	$148
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data, therefore, is not available.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively-managed exchange-traded fund (“ETF”) that principally invests based on signals from a trend-following strategy developed by the Fund’s sub-adviser, Ritholtz Wealth Management LLC (the “Sub-Adviser”), which seeks to adjust exposure to U.S. equity markets based on price trends over various periods typically ranging from six to ten months. The strategy is designed to maintain equity exposure during sustained market uptrends and to become more defensive during market downtrends. The signals from the strategy are generated monthly as of the last trading day of each month, and updated allocations apply for the following month.

Each month, the signals indicate exposure to U.S. equity markets through various sleeves, each tied to a particular U.S. equity market price index—either the Solactive GBS United States 500 Index (60% of the sleeves’ weight) or the Solactive United States Technology 100 Index (40% of the sleeves’ weight)—based on the price of the index relative to its simple moving average for periods ranging from six to ten months.
Each sleeve is evaluated independently. If at the end of a month, the value of the index for a particular sleeve closes above the index’s simple moving average for the applicable time period, that sleeve will be fully allocated for the subsequent month to the applicable index (“risk-on”). If at the end of a month, the value of the index for a particular sleeve closes at or below the index’s simple moving average for the applicable time period, that sleeve will be allocated for the subsequent month to a defensive position comprised of 50% of exposure to the Solactive 1-3 Month US T-Bill Index and 50% to the Solactive GFS United States Low Volatility Index (“risk-off”). Descriptions of the risk-on and risk-off indexes are as follows:

Index	Description
Solactive GBS United States 500 Index	The index intends to track the performance of the largest 500 companies from the US stock market.
Solactive United States Technology 100 Index	The index intends to track the performance of the largest 100 companies from the NASDAQ Stock Exchange.
Solactive 1-3 Month US T-Bill Index	The index is comprised of USD denominated T-Bills with a time-to-maturity of 1 to 3 months.
Solactive GFS United States Low Volatility Index	The index intends to track the performance of companies from the Solactive GBS United States Large & Mid Cap Index that exhibit lower historical volatility characteristics.
Each month, the Sub-Adviser determines the mix of individual U.S. equity securities and/or ETFs to be held by the Fund based on the signals determined by the strategy described above. Generally, such individual U.S. equity securities will be constituents of the above-listed indexes or securities that are expected to produce similar risk and return characteristics for the Fund as the above-listed indexes. Alternatively, the Sub-Adviser may utilize ETFs that seek to track the returns of one of the above-listed indexes or whose holdings are expected to produce similar risk and return characteristics for the Fund as the above-listed indexes.
The Sub-Adviser will generally hold the positions chosen for each month consistent with the allocations of each sleeve of the strategy (subject to changes in the value of such holdings) until the next time the signal for the sleeve is toggled between risk-on and risk-off. As a result, the Fund’s allocation between the Solactive GBS United States 500 Index and the Solactive United States Technology 100 Index or its allocation between risk-on and risk-off positions may vary significantly over time. To reduce the impact of short-term market fluctuations, the Sub-Adviser may determine to override changes from risk-on to risk-off (i.e., keep the sleeve in a risk-on position) if the change would have been based on small, recent dips in an index’s price despite a general uptrend in that index (i.e., a false risk-off signal).
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means the Fund may take larger positions in a smaller number of issuers.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Periodic Reallocation Risk. Because the Fund follows signals determined on a monthly basis, (i) the Fund’s market exposure may be affected by significant market movements promptly following the monthly trend signal analysis that are not predictive of the market’s performance for the subsequent period and (ii) changes to the Fund’s market exposure may lag a significant change in the market’s direction (up or down) if such changes first take effect promptly following the monthly trend signal analysis. Such lags between market performance and changes to the Fund’s exposure may result in significant underperformance relative to the broader equity market.
Quantitative Security Selection & Model Risk. The Sub-Adviser uses quantitative signals received from third-parties, and its processes could be adversely affected if erroneous or outdated data is utilized. If the data is incomplete or incorrect, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities that would have been excluded or included had the data been more comprehensive. In addition, securities selected using a quantitative analysis could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic, and changes in the characteristic’s historical trends. The factors used in those analyses may not be predictive of a security’s value and its effectiveness can change over time. These changes may not be reflected in the quantitative models.
Risk of Investing in Other ETFs. Because the Fund may invest in other ETFs, the Fund’s investment performance may be impacted by the investment performance of the selected underlying ETFs. An investment in the Fund is subject to the risks associated with the ETFs that then-comprise the Fund’s portfolio. At times, certain of the segments of the market represented by the Fund’s underlying ETFs may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the underlying ETFs in which it invests (including operating expenses and management fees), which are identified in the fee table above as “Acquired Fund Fees and Expenses.”
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities held by underlying ETFs could decline generally or could underperform other investments. In addition, securities of underlying ETFs may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Risk of Investing in the U.S. Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises, and environmental disasters such as earthquakes, fire, and floods, may add to instability in world economies and volatility in markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund.
Fixed Income Securities Risks . The Fund may be subject to bond and fixed income risks. When a sleeve shifts to a risk-off allocation, the Fund will invest a higher percentage of its assets in underlying bond ETFs. Changes in interest rates generally will cause the value of fixed-income and bond instruments held by underlying ETFs to vary inversely to such changes. For example, as interest rates increase, bond prices generally will decrease. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. Underlying ETFs may invest in short-term securities that, when interest rates decline, affect the ETF’s yield as these securities mature or are sold and the ETF purchases new short-term securities with lower yields. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow.
Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Shares and greater risk of loss.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on NYSE Arca, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
High Portfolio Turnover Risk . The Fund’s investment strategy may from time-to-time result in higher turnover rates. This may increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.
New Fund Risk. The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
In-Kind Contribution Risk. At its launch, the Fund expects to acquire a material amount of assets through one or more in-kind contributions that are intended to qualify as tax-deferred transactions governed by Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”). If one or more of the in-kind contributions were to fail to qualify for tax-deferred treatment, then the Fund would not take a carryover tax basis in the applicable contributed assets and would not benefit from a tacked holding period in those assets. This could cause the Fund to incorrectly calculate and report to shareholders the amount of gain or loss recognized and/or the character of gain or loss (e.g., as long-term or short-term) on the subsequent disposition of such assets.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information will be available at https://www.ritholtzetfs.com/.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Ritholtz Wealth Management LLC (the “Sub-Adviser”)
PORTFOLIO MANAGERS
Ben Carlson and Michael Batnick are the portfolio managers and the persons primarily responsible for the day-to-day management of the Fund. Messrs. Carlson and Batnick have served as portfolio managers of the Fund since its inception in 2026.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).

TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.